UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2022

CinCor Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41201	36-4931245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Third Avenue 6th Floor
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 531-1834

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

The Current Report on Form 8-K/A (this "Amended Form 8-K") amends the Current Report on Form 8-K filed by CinCor Pharma, Inc. (the "Company") on November 3, 2022 (the "Original Form 8-K"). On November 3, 2022, the Company issued a press release (the "Press Release") announcing its financial results and general corporate updates for the third quarter ended September 30, 2022, which Press Release was furnished as Exhibit 99.1 to the Original Form 8-K. The purpose of this Amended Form 8-K is to correct and clarify certain information contained in the Press Release. No other changes to the Original Form 8-K have been made.

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2022, the Company issued the Press Release announcing its operating results for the third fiscal quarter ended September 30, 2022. The Press Release was then reissued on November 4, 2022 to correct and clarify the percentage of HALO patients enrolled in the open label extension trial contained in the quotation of the Company’s Chief Executive Officer therein, which corrected quotation is reproduced below. No other changes to the Press Release have been made. A copy of the corrected Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

“We are thrilled with the positive topline data reported for baxdrostat in treatment-resistant hypertension earlier this quarter. We believe this data solidifies the therapeutic potential of baxdrostat to lower blood pressure in patients with tough-to-control hypertension,” said Marc de Garidel, Chief Executive Officer. “Our Phase 2 HALO trial in uncontrolled hypertension remains on track and we expect to report topline data later this year. We are pleased to report that approximately 70% of patients who were randomized in HALO have opted into the 52-week open label extension trial, which we believe supports the tolerable profile and potential for long-term blood pressure control with baxdrostat. We look forward to providing an update once the HALO trial data has been unblinded and analyzed, which is anticipated before year-end 2022.”

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CinCor Pharma, Inc., dated November 3, 2022 (Corrected)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CinCor Pharma, Inc.

Date:	November 4, 2022	By:	/s/ Marc de Garidel
Marc de Garidel, Chief Executive Officer